Defiance Daily Short Digitizing the Economy ETF Trading Symbol: IBIT	Summary Prospectus September 2, 2022
Listed on The Nasdaq Stock Market LLC	www.defianceetfs.com

Before you invest, you may want to review the Fund’s Prospectus and Statement of Additional Information (“SAI”), which contain more information about the Fund and its risks. The current Prospectus and SAI, each dated September 2, 2022, as supplemented from time to time, are incorporated by reference into this Summary Prospectus. You can find the Fund’s Prospectus, reports to shareholder, and other information about the Fund online at www.defianceetfs.com/ibit/. You can also get this information at no cost by calling 1-800-617-0004 or by sending an e-mail request to ETF@usbank.com.

Important Information Regarding the Fund:
The Fund seeks daily inverse investment results and is very different from most other exchange-traded funds. The pursuit of daily inverse investment goals means that the return of the Fund for a period longer than a full trading day may have no resemblance to ‑100% of the return of the Amplify ETF. This means that the return of the Fund for a period longer than a trading day will be the result of each single day's compounded return over the period, which will very likely differ from ‑100% of the return of the Amplify ETF for that period. Longer holding periods and higher volatility of the Amplify ETF increase the impact of compounding on an investor’s returns. During periods of higher Amplify ETF volatility, the volatility of the Amplify ETF may affect the Fund’s return as much as, or more than, the return of the Amplify ETF. Further, the return for investors that invest for periods longer or shorter than a trading day should not be expected to be ‑100% of the performance of the Amplify ETF for the period.
The Fund will not invest directly in bitcoin. The Fund is not suitable for all investors. The Fund is designed to be utilized only by knowledgeable investors who understand the potential consequences of seeking daily inverse (-1X) investment results, understand the risks associated with the use of shorting and are willing to monitor their portfolios frequently. The Fund is not intended to be used by, and is not appropriate for, investors who do not intend to actively monitor and manage their portfolios. For periods longer than a single day, the Fund will lose money if the Amplify ETF’s performance is flat, and it is possible that the Fund will lose money even if the Amplify ETF’s performance decreases over a period longer than a single day. An investor could lose the full principal value of their investment within a single day.
Investment Objective
The Fund seeks to provide investment results that are approximately the inverse (or opposite) of, before fees and expenses, the daily price and yield performance of the Amplify ETF. The Fund does not seek to achieve its stated investment objective for a period of time different than a trading day.
Fees and Expenses of the Fund
The following table describes the fees and expenses you may pay if you buy, hold, and sell shares of the Fund (“Shares”). You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and Example below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.95%
Distribution and/or Service (12b-1) Fees	0.00%
Other Expenses[1]	3.75%
Total Annual Fund Operating Expenses	4.70%
1 Estimated for the current fiscal year.
Expense Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then continue to hold or redeem all of your Shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The Example does not take into account brokerage commissions that you may pay on your purchases and sales of Shares. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years
$471	$1,416
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. Because the Fund is newly organized, portfolio turnover information is not yet available.
Principal Investment Strategies
The Fund is an actively-managed exchange-traded fund (“ETF”) that seeks to achieve its investment objective, under normal circumstances, by investing in swap agreements and engaging in short sales on the Amplify ETF that provide inverse (opposite) or short exposure to the value of the Amplify ETF.
The Fund will enter into short positions of Amplify ETF, including swap agreements and/or short sales, with major global financial institutions for a specified period ranging from a day to more than one year whereby the Fund and the global financial institution will agree to exchange the return (or differentials in rates of return) earned or realized on the Amplify ETF. The gross returns to be exchanged or “swapped” between the parties is calculated with respect to a “notional amount,” e.g., the return on or change in value of a particular dollar amount representing the Amplify ETF.
The Amplify ETF is an actively managed ETF that seeks to provide total return by investing at least 80% of its net assets (plus borrowings for investment purposes) in the equity securities of companies actively involved in the development and utilization of “transformational data sharing technologies.” In selecting these companies relevant to the Amplify ETF’s investment theme, the Amplify ETF’s portfolio managers invest at least 80% of the Amplify ETF’s net assets (plus borrowings for investment purposes) in equity securities of companies actively involved in the development and utilization of blockchain technologies. The “blockchain” is a peer-to-peer shared, distributed ledger that facilitates the process of recording transactions and tracking assets in a business network. Blockchain technologies, while initially associated with digital commodities, can be used to track tangible, intangible and digital assets and companies in all business sectors. Accordingly, companies engaged in the use or development of blockchain technologies are involved in digitizing the economy. The Fund obtains short exposure to these companies through its use of swap agreements or short sales on the Amplify ETF. Under normal circumstances, the Amplify ETF’s portfolio consists of 40 to 60 companies.
The Fund will not invest in digital assets (including bitcoin or other cryptocurrencies) directly or indirectly through the use of derivatives. The Fund also will not invest in initial coin offerings. Because the Fund will not invest directly in any digital assets, it will not track price movements of any digital assets. The Fund, however, has indirect exposure to equity securities actively involved in the development and utilization of blockchain technologies by virtue of its use of short sales and swap agreements that provide short exposure to the Amplify ETF.
The Fund will attempt to achieve its investment objective without regard to overall market movement or the increase or decrease of the value of the Amplify ETF. At the close of the markets each trading day, the Adviser positions the Fund’s portfolio so that its exposure to the Amplify ETF is consistent with the Fund’s investment objective. The impact of the Amplify ETF’s price movements during the day will affect whether the Fund’s portfolio needs to be re-positioned. For example, if the price of the Amplify ETF has risen on a given day, net assets of the Fund should rise, meaning that the Fund’s exposure will need to be increased. Conversely, if the price of the Amplify ETF has fallen on a given day, net assets of the Fund should fall, meaning the Fund’s exposure will need to be reduced. This re-positioning strategy typically results in high portfolio turnover.
The Fund intends to “roll” its swap positions, meaning that the Fund will enter into new swap positions with a later expiration date as the current positions approach expiration. The Fund will incur costs, as a result of swap fees to intermediaries or margin for loans on short sales, that the Amplify ETF will not incur. These fees might impact the Fund’s ability to achieve the Fund’s investment objective.
The Fund expects that its cash balances maintained in connection with the use of financial instruments will typically be held in U.S. government securities, U.S. agency securities, money market funds, or repurchase agreements.
The Fund may also gain inverse exposure to the Amplify ETF by 1) directly shorting the securities of the Amplify ETF or 2) shorting the individual securities held in the Amplify ETF’s portfolio, if the Fund is unable to obtain sufficient short exposure through directly shorting the securities of the Amplify ETF. When the Fund shorts a security, it borrows shares of the security, which it then sells. The Fund closes out a short sale by purchasing the same number of shares of the security that the Fund borrowed and returning those shares to the entity that lent the security’s shares to the Fund initially.
The Fund is considered to be non-diversified, which means that it may invest more of its assets in the securities of a single issuer or a smaller number of issuers than if it were a diversified fund.

Because of daily rebalancing and the compounding of each day’s return over time, the return of the Fund for periods longer than a single day will be the result of each day’s returns compounded over the period, which will very likely differ from -100% of the return of the Amplify ETF over the same period. The Fund will lose money if the Amplify ETF’s performance is flat over time, and as a result of daily rebalancing, the Amplify ETF’s volatility and the effects of compounding, it is even possible that the Fund will lose money over time while the Amplify ETF’s performance decreases over a period longer than a single day.
THE FUND, ETF SERIES SOLUTIONS, DEFIANCE ETFS, LLC, AND VIDENT INVESTMENT ADVISORY, LLC ARE NOT AFFILIATED WITH THE AMPLIFY ETF, AMPLIFY ETF TRUST, AMPLIFY INVESTMENTS LLC, OR TOROSO INVESTMENTS, LLC.
Principal Investment Risks
The principal risks of investing in the Fund are summarized below. The principal risks are presented in alphabetical order to facilitate finding particular risks and comparing them with other funds. Each risk summarized below is considered a “principal risk” of investing in the Fund, regardless of the order in which it appears. As with any investment, there is a risk that you could lose all or a portion of your investment in the Fund. You may lose the full value of your investment within a single day. Some or all of these risks may adversely affect the Fund’s net asset value per share (“NAV”), trading price, yield, total return and/or ability to meet its objectives.
In addition, the Fund presents risks not traditionally associated with other ETFs. Because the Fund seeks a daily return that corresponds to the inverse of the Amplify ETF’s performance, the Fund is subject to many of the same risks as the Amplify ETF. While the realization of certain of the risks described herein may benefit the Fund because the Fund seeks a daily return, before fees and expenses, that corresponds to the inverse (-1x) of the daily return of the Amplify ETF, such occurrences may introduce more volatility to the Amplify ETF, which in turn could have a significant negative impact on Fund performance. For more information about the risks of investing in the Fund, see the section in the Fund’s Prospectus titled “Additional Information About the Fund.”
•Blockchain Investments Risk. The exposure of the Amplify ETF to companies actively engaged in blockchain technology may subject the Amplify ETF to the following risks, which if realized may negatively impact the performance of the Amplify ETF. However, because the Fund seeks daily inverse performance of the Amplify ETF, the Fund’s performance may be negatively impacted if these risks do not materialize.
◦Blockchain technology is new and many of its uses may be untested. The mechanics of using blockchain technology to transact in digital or other types of assets, such as securities or derivatives, is relatively new and untested. There is no assurance that widespread adoption will occur.
◦Theft, loss or destruction. Transacting on a blockchain depends in part specifically on the use of cryptographic keys that are required to access a user’s account (or “wallet”). The theft, loss, or destruction of these keys could adversely affect a user’s ownership claims over an asset or a company’s business or operations if it was dependent on the blockchain.
◦Competing platforms, technologies, and patents. The development and acceptance of competing platforms or technologies may cause consumers or investors to use an alternative to blockchains. Further, if one or more other persons, companies or organizations has or obtains a valid patent covering technology critical to the operation of one or more of a company’s business lines, there can be no guarantee that such an entity would be willing to license such technology at acceptable prices or at all, which could have a material adverse effect on the company’s business, financial condition and results of operations.
◦Cyber security incidents. Cyber security incidents may compromise an issuer, its operations, or its business. Cyber security incidents may also specifically target a user’s transaction history, digital assets, or identity, thereby leading to privacy concerns. In addition, certain features of blockchain technology, such as decentralization, open source protocol, and reliance on peer-to-peer connectivity, may increase the risk of fraud or cyber-attack by potentially reducing the likelihood of a coordinated response. Additionally, blockchain functionality relies on the Internet. A significant disruption of Internet connectivity affecting large numbers of users or geographic areas could impede the functionality of blockchain technologies.
◦Developmental risk. Blockchain technology may never develop optimized transactional processes. Companies that are developing applications of blockchain technology applications may not in fact do so or may not be able to capitalize on those blockchain technologies. The development of new or competing platforms may cause consumers and investors to use alternatives to blockchains.
◦Intellectual property claims. A proliferation of recent startups attempting to apply blockchain technology in different contexts means the possibility of conflicting intellectual property claims could be a risk to an issuer, its operations or its business. This could also pose a risk to blockchain platforms that permit transactions in digital securities.
◦Lack of liquid markets, and possible manipulation of blockchain-based assets. Digital assets that are represented and trade on a blockchain may not necessarily benefit from viable trading markets. Stock exchanges have listing requirements and vet issuers, and perhaps users. These conditions may not necessarily be replicated on a blockchain, depending on the platform’s controls and other policies. The more lenient a blockchain is about vetting issuers of digital assets or users that transact on the platform, the higher the potential risk for fraud or the manipulation of digital assets. These factors may decrease liquidity or volume, or increase volatility of digital securities or other assets trading on a blockchain.
◦Lack of regulation. Digital commodities and their associated platforms are largely unregulated, and the regulatory environment is rapidly evolving. Because blockchain technology works by having every transaction build on every other transaction, participants can self-police any corruption, which can mitigate the need to depend on the current level of legal or government safeguards to monitor and control the flow of business transactions. As a result, companies engaged in such blockchain activities may be exposed to adverse regulatory action, fraudulent activity, or even failure. There can be no guarantee that future regulation of blockchain technology or cryptocurrencies will not have a negative impact on the value of such technologies and of the companies in the which the Fund invests.
◦Third party product defects or vulnerabilities. Where blockchain systems are built using third party products, those products may contain technical defects or vulnerabilities beyond a company’s control. Open-source technologies that are used to build a blockchain application, may also introduce defects and vulnerabilities.
◦Reliance on the Internet. Blockchain functionality relies on the Internet. A significant disruption of Internet connectivity affecting large numbers of users or geographic areas could impede the functionality of blockchain technologies and adversely affect the Fund. In addition, certain features of blockchain technology, such as decentralization, open source protocol, and reliance on peer-to-peer connectivity, may increase the risk of fraud or cyber-attack by potentially reducing the likelihood of a coordinated response.
◦Line of business risk. Some of the companies in which the Amplify ETF will invest are engaged in other lines of business unrelated to blockchain and these lines of business could adversely affect their operating results. The operating results of these companies may fluctuate as a result of these additional risks and events in the other lines of business. In addition, a company’s ability to engage in new activities may expose it to business risks with which it has less experience than it has with the business risks associated with its traditional businesses. Despite a company’s possible success in activities linked to its use of blockchain, there can be no assurance that the other lines of business in which these companies are engaged will not have an adverse effect on a company’s business or financial condition.
•Compounding and Market Volatility Risk. The Fund has a daily inverse investment objective and the Fund’s performance for periods greater than a trading day will be the result of each day’s returns compounded over the period, which is very likely to differ from -100% of the Amplify ETF’s performance, before fees and expenses. Compounding affects all investments, but has a more significant impact on funds that are inverse and that rebalance daily. If the daily performance of the Amplify ETF produces positive returns, the Fund will experience losses. If the daily performance of the Amplify ETF produces negative returns, the Fund generally expects to experience gains, but it may still experience losses if the Amplify ETF also experiences heightened volatility. Due to the daily reset nature of the Fund, if the Fund experiences a loss on one day due to the Amplify ETF experiencing positive returns, any potential gains by the Fund on the next day will be less than the gains the Fund would have experienced if the Amplify ETF experienced negative returns the prior day.
The effect of compounding becomes more pronounced as the Amplify ETF’s volatility and the holding period increase. The impact of compounding will impact each shareholder differently depending on the period of time an investment in the Fund is held and the volatility of the Amplify ETF during a shareholder’s holding period of Fund shares.
•Counterparty Risk. The risk of loss to the Fund for swap transactions that are entered into on a net basis depends on which party is obligated to pay the net amount to the other party. If the counterparty is obligated to pay the net amount to the Fund, the risk of loss to the Fund is loss of the entire amount that the Fund is entitled to receive. If the Fund is obligated to pay the net amount, the Fund’s risk of loss is generally limited to that net amount. If a swap agreement involves the exchange of the entire principal value of a security, the entire principal value of that security is subject to the risk that the other party to the swap will default on its contractual delivery obligations. A counterparty may be unwilling or unable to make timely payments to meet its contractual obligations or may fail to return holdings that are subject to the agreement with the counterparty. If the counterparty or its affiliate becomes insolvent, bankrupt or defaults on its payment obligations to the Fund, the value of an investment held by the Fund may decline. Additionally, if any collateral posted by the counterparty for the benefit of the Fund is insufficient or there are delays in the Fund’s ability to access such collateral, the Fund may not be able to achieve its investment objective.
In addition, the Fund may enter into swap agreements with a limited number of counterparties, which may increase the Fund’s exposure to counterparty credit risk. Further, there is a risk that no suitable counterparties will be willing to enter into, or continue to enter into, transactions with the Fund and, as a result, the Fund may not be able to achieve its investment objective or may decide to change its investment objective.
•Daily Inverse Correlation/Tracking Risk. Investors will lose money when the Amplify ETF appreciates in value. There is no guarantee that the Fund will achieve a high degree of inverse correlation to the Amplify ETF and therefore achieve its daily inverse investment objective. The Fund’s exposure to the Amplify ETF is impacted by the Amplify ETF’s portfolio holdings movement. Because of this, it is unlikely that the Fund will be perfectly exposed to the Amplify ETF at the end of each day. The possibility of the Fund being materially over- or under-exposed to the Amplify ETF increases on days when the Amplify ETF is volatile near the close of the trading day. Market disruptions, regulatory restrictions and high volatility will also adversely affect the Fund’s ability to adjust exposure to the required levels. Due to the inverse nature of the Fund’s investment strategy, the occurrence of some of these events or market conditions discussed below may be favorable to the Fund’s returns; however, nonoccurrence of these events below could have no effect on the Fund’s returns, or could cause the value of the Fund’s assets to decrease.
The Fund may have difficulty achieving its daily inverse investment objective due to fees, expenses, transaction costs, financing costs related to the use of derivatives, income items, valuation methodology, accounting standards and disruptions or illiquidity in the markets for the securities or derivatives held by the Fund. The Fund may be subject to large movements of assets into and out of the Fund, potentially resulting in the Fund being over- or under-exposed to the Amplify ETF. The Fund may take or refrain from taking positions to improve tax efficiency or to comply with various regulatory restrictions, which may negatively impact the Fund’s inverse correlation to the Amplify ETF. Any of these factors could decrease correlation between the performance of the Fund and the Amplify ETF and may hinder the Fund’s ability to meet its daily inverse investment objective.
•Derivatives Risk. Derivatives are financial instruments that derive value from the underlying reference asset or assets, such as stocks, bonds, or funds (including ETFs), interest rates or indexes. The Fund’s investments in derivatives may pose risks in addition to, and greater than, those associated with directly investing in securities or other ordinary investments, including risk related to the market, leverage, imperfect daily correlations with underlying investments or the Fund’s other portfolio holdings, higher price volatility, lack of availability, counterparty risk, liquidity, valuation and legal restrictions. The use of derivatives is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. The use of derivatives may result in larger losses or smaller gains than directly investing in securities. When the Fund uses derivatives, there may be imperfect correlation between the value of the Amplify ETF and the derivative, which may prevent the Fund from achieving its investment objective. Because derivatives often require only a limited initial investment, the use of derivatives may expose the Fund to losses in excess of those amounts initially invested. In addition, the Fund’s investments in derivatives are subject to the following risks:
◦Swap Agreements. The use of swap transactions is a highly specialized activity, which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. Whether the Fund will be successful in using swap agreements to achieve its investment goal depends on the ability of the Sub-Adviser to structure swap agreements in accordance with the Fund’s investment objective and to identify counterparties for those swap agreements. If the Sub-Adviser is unable to enter into swap agreements that provide inverse exposure to the Amplify ETF, the Fund may not meet its investment objective.
The swap agreements in which the Fund invests are generally traded in the over-the-counter market, which generally has less transparency than exchange-traded derivatives instruments. In a standard swap transaction, two parties agree to exchange the return (or differentials in rates of return) earned or realized on particular predetermined reference assets or underlying securities or instruments. The gross return to be exchanged or swapped between the parties is calculated based on a notional amount or the return on or change in value of a particular dollar amount invested in a basket of securities. The Fund’s use of swap agreements will increase leverage in the Fund’s investments, which will tend to magnify the gains and losses of the Amplify ETF.
If the Amplify ETF has a dramatic move that causes a material decline in the Fund’s net assets, the terms of a swap agreement between the Fund and its counterparty may permit the counterparty to immediately close out the swap transaction with the Fund. In that event, the Fund may be unable to enter into another swap agreement or invest in other derivatives to achieve exposure consistent with the Fund’s investment objective. This may prevent the Fund from achieving its investment objective, even if the Amplify ETF later reverses all or a portion of its movement.
•ETF Risks. The Fund is an ETF, and, as a result of an ETF’s structure, it is exposed to the following risks:
◦Authorized Participants, Market Makers, and Liquidity Providers Concentration Risk. The Fund has a limited number of financial institutions that may act as Authorized Participants (“APs”). In addition, there may be a limited number of market makers and/or liquidity providers in the marketplace. To the extent either of the following events occur, Shares may trade at a material discount to NAV and possibly face delisting: (i) APs exit the business or otherwise become unable to process creation and/or redemption orders and no other APs step forward to perform these services, or (ii) market makers and/or liquidity providers exit the business or significantly reduce their business activities and no other entities step forward to perform their functions.
◦Costs of Buying or Selling Shares. Due to the costs of buying or selling Shares, including brokerage commissions imposed by brokers and bid-ask spreads, frequent trading of Shares may significantly reduce investment results and an investment in Shares may not be advisable for investors who anticipate regularly making small investments.
◦Shares May Trade at Prices Other Than NAV. As with all ETFs, Shares may be bought and sold in the secondary market at market prices. Although it is expected that the market price of Shares will approximate the Fund’s NAV, there may be times when the market price of Shares is more than the NAV intra-day (premium) or less than the NAV intra-day (discount) due to supply and demand of Shares or during periods of market volatility. This risk is heightened in times of market volatility, periods of steep market declines, and periods when there is limited trading activity for Shares in the secondary market, in which case such premiums or discounts may be significant.
◦Trading. Although Shares are listed for trading on The Nasdaq Stock Market LLC (the “Exchange”) and may be traded on U.S. exchanges other than the Exchange, there can be no assurance that Shares will trade with any volume, or at all, on any stock exchange. In stressed market conditions, the liquidity of Shares may begin to mirror the liquidity of the Fund’s underlying portfolio holdings, which can be significantly less liquid than Shares, and this could lead to differences between the market price of the Shares and the underlying value of those Shares.
◦Cash Redemption Risk. The Fund’s investment strategy may require it to redeem Shares for cash or to otherwise include cash as part of its redemption proceeds. For example, the Fund may not be able to redeem in-kind certain securities held by the Fund (e.g., derivative instruments). In such a case, the Fund may be required to sell or unwind portfolio investments to obtain the cash needed to distribute redemption proceeds. This may cause the Fund to recognize a capital gain that it might not have recognized if it had made a redemption in-kind. As a result, the Fund may pay out higher annual capital gain distributions than if the in-kind redemption process was used. By paying out higher annual capital gain distributions, investors may be subjected to increased capital gains taxes.
•Government Obligations Risk. No assurance can be given that the U.S. government will provide financial support to U.S. government-sponsored agencies or instrumentalities where it is not obligated to do so by law, such as the Federal National Mortgage Association (“Fannie Mae”) and the Federal Home Loan Mortgage Corporation (“Freddie Mac”). Securities issued by Fannie Mae and Freddie Mac have historically been supported only by the discretionary authority of the U.S. government. While the U.S. government provides financial support to various U.S. government-sponsored agencies and instrumentalities, such as Fannie Mae and Freddie Mac, no assurance can be given that it will always do so. In September 2008, at the direction of the U.S. Department of the Treasury, Fannie Mae and Freddie Mac were placed into conservatorship under the Federal Housing Finance Agency (“FHFA”), an independent regulator, and they remain in such status as of the date of this Prospectus. The U.S. government also took steps to provide additional financial support to Fannie Mae and Freddie Mac.
•Intra-Day Investment Risk. The Fund seeks investment results from the close of the market on a given trading day until the close of the market on the subsequent trading day. The exact exposure of an investment in the Fund intraday in the secondary market is a function of the difference between the value of the Amplify ETF at the market close on the first trading day and the value of the Amplify ETF at the time of purchase. If the Amplify ETF loses value, the Fund’s net assets will rise by the same amount as the Fund’s exposure. Conversely, if the Amplify ETF rises, the Fund’s net assets will decline by the same amount as the Fund’s exposure. Thus, an investor that purchases shares intra-day may experience performance that is greater than, or less than, the inverse of the Amplify ETF’s performance. If there is a significant intra-day market event and/or the securities of the Amplify ETF experiences a significant decrease, the Fund may not meet its investment objective or rebalance its portfolio appropriately.
•Leverage Risk. Derivative contracts ordinarily have leverage inherent in their terms. The low margin deposits normally required in trading derivatives, including futures contracts, permit a high degree of leverage. Accordingly, a relatively small price movement may result in an immediate and substantial loss to the Fund. The use of leverage may also cause the Fund to liquidate portfolio positions when it would not be advantageous to do so in order to satisfy its obligations or to meet collateral segregation requirements. The use of leveraged derivatives can magnify the Fund’s potential for gain or loss and, therefore, amplify the effects of market volatility on the Fund’s share price.
•Liquidity Risk. Liquidity risk exists when particular investments are difficult to purchase or sell. This can reduce the Fund’s returns because the Fund may be unable to transact at advantageous times or prices. Markets for securities or financial instruments could be disrupted by a number of events, including, but not limited to, an economic crisis, natural disasters, epidemics/pandemics, new legislation or regulatory changes inside or outside the United States. Illiquid securities may be difficult to value, especially in changing or volatile markets. If the Fund is forced to sell an illiquid security at an unfavorable time or price, the Fund may be adversely impacted. Certain market conditions or restrictions, such as market rules related to short sales, may prevent the Fund from limiting losses, realizing gains or achieving a high correlation with the Amplify ETF. There is no assurance that a security that is deemed liquid when purchased will continue to be liquid.
•Management Risk. The Sub-Adviser’s judgments about the attractiveness, value, and potential appreciation of a particular security or derivative in which the Fund invests may prove to be incorrect and may not produce the desired results.
•Market Risk. The investments held in the Fund’s portfolio may experience sudden, unpredictable drops in value or long periods of decline in value. This may occur because of factors that affect markets generally or factors affecting specific issuers, industries, or sectors in which the Fund invests. In addition, local, regional or global events such as war, acts of terrorism, spread of infectious diseases or other public health issues, recessions, or other events could have a significant negative impact on the Fund and its investments. U.S. and international markets have experienced volatility in recent months and years due to a number of economic, political and global macro factors, including rising inflation, the war between Russia and Ukraine, and the impact of the novel coronavirus (COVID-19) global pandemic. While U.S. and global economies are recovering from the effects of the pandemic, the recovery is proceeding at slower than expected rates and may last for a prolonged period of time. Uncertainties regarding interest rates, political events, the Russia-Ukraine war, rising government debt in the U.S., and trade tensions have also contributed to market volatility. Such events may affect certain geographic regions, countries, sectors and industries more significantly than others. Such events could adversely affect the prices and liquidity of the Fund’s portfolio securities or other instruments and could result in disruptions in the trading markets. The trading prices of debt securities and other instruments may also fluctuate in response to a variety of other factors, and consequently, the Fund’s NAV and market price may also fluctuate significantly. As a result, an investor could lose money over short or long periods of time.
•Money Market Instrument Risk. The Fund may use a variety of money market instruments for cash management purposes, including money market funds, depositary accounts and repurchase agreements. Repurchase agreements are contracts in which a seller of securities agrees to buy the securities back at a specified time and price. Repurchase agreements may be subject to market and credit risk related to the collateral securing the repurchase agreement. Money market instruments may lose money.
•New Fund Risk. The Fund is a recently organized investment company with no operating history. As a result, prospective investors have no track record or history on which to base their investment decision.
•Non-Diversification Risk. The Fund is considered to be non-diversified, which means that it may invest more of its assets in the securities of a single issuer or a smaller number of issuers than if it were a diversified fund. As a result, the Fund may be more exposed to the risks associated with and developments affecting an individual issuer or a smaller number of issuers than a fund that invests more widely. This may increase the Fund’s volatility and cause the performance of a relatively smaller number of issuers to have a greater impact on the Fund’s performance. However, the Fund intends to satisfy the diversification requirements for qualifying as a regulated investment company (a “RIC”) under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”).
•Rebalancing Risk. If for any reason the Fund is unable to rebalance all or a portion of its portfolio, or if all or a portion of the portfolio is rebalanced incorrectly, the Fund’s investment exposure may not be consistent with the Fund’s investment objective. In these instances, the Fund may have investment exposure to the Amplify ETF that is significantly greater or less than its stated multiple. As a result, the Fund may be more exposed to leverage risk than if it had been properly rebalanced and may not achieve its investment objective, leading to significantly greater losses or reduced gains.
•Sector Risk. To the extent the Amplify ETF invests more heavily in particular sectors of the economy, its performance will be especially sensitive to developments that significantly affect those sectors. The Amplify ETF may invest a significant portion of its assets in the following sector and, therefore, because the Fund seeks daily inverse performance of the Amplify ETF, the Fund’s performance may be negatively impacted if these risks do not materialize.
◦Information Technology Sector Risk. Market or economic factors impacting information technology companies and companies that rely heavily on technological advances could have a significant effect on the value of the Fund’s investments. The value of stocks of information technology companies and companies that rely heavily on technology is particularly vulnerable to rapid changes in technology product cycles, rapid product obsolescence, government regulation and competition, both domestically and internationally, including competition from foreign competitors with lower production costs. Stocks of information technology companies and companies that rely heavily on technology, especially those of smaller, less-seasoned companies, tend to be more volatile than the overall market. Information technology companies are heavily dependent on patent and intellectual property rights, the loss or impairment of which may adversely affect profitability.
•Short Sales Risk. The Fund may make short sales of securities, which involves selling a security it does not own in anticipation that the price of the security will decline. Short sales may involve substantial risk and leverage. Short sales expose the Fund to the risk that it will be required to buy (“cover”) the security sold short when the security has appreciated in value or is unavailable, thus resulting in a loss to the Fund. Short sales also involve the risk that losses may exceed the amount invested and may be unlimited.
•Shorting Risk. A short position is a financial arrangement in which the short position appreciates in value when a reference asset falls in value and depreciates in value when the reference asset rises in value. Over the long term, most assets are expected to rise in value and short positions are expected to depreciate in value. Short positions therefore may be riskier and more speculative than traditional investments.
Obtaining inverse or “short” exposure through the use of derivatives such as swap agreements may expose the Fund to certain risks such as an increase in volatility or decrease in the liquidity of the securities of the underlying short position. If the Fund were to experience this volatility or decreased liquidity, the Fund’s return may be lower, the Fund’s ability to obtain inverse exposure through the use of derivatives may be limited or the Fund may be required to obtain inverse exposure through alternative investment strategies that may be less desirable or more costly to implement. If the securities underlying the short positions are thinly traded or have a limited market due to various factors, including regulatory action, the Fund may be unable to meet its investment objective due to a lack of available securities or counterparties. The Fund may not be able to issue additional Creation

Units during period when it cannot meet its investment objective due to these factors. Any income, dividends or payments by the assets underlying the Fund’s short positions will negatively impact the Fund.
•Tax Risk. At the end of each quarter of the Fund’s taxable year, the Fund’s assets must be diversified so that (a) at least 50% of the value of the Fund’s total assets is represented by cash and cash items, U.S. government securities, securities of other RICs, and other securities, with such other securities limited, in respect to any one issuer, to an amount not greater in value than 5% of the value of the Fund’s total assets and to not more than 10% of the outstanding voting securities of such issuer, including the equity securities of a qualified publicly traded partnership, and (b) not more than 25% of the value of its total assets is invested, including through corporations in which the Fund owns a 20% or more voting stock interest, in the securities (other than U.S. government securities or securities of other RICs) of any one issuer, the securities (other than securities of other RICs) of two or more issuers which the applicable Fund controls and which are engaged in the same, similar, or related trades or businesses, or the securities of one or more qualified publicly traded partnerships (the “Diversification Requirement”). The determination of the value and the identity of the issuer of derivative investments that the Fund may invest in are often unclear for purposes of the Diversification Requirement described above. Although the Fund intends to carefully monitor its investments to ensure that it is adequately diversified under the Diversification Requirement, there are no assurances that the Internal Revenue Service (“IRS”) will agree with the Fund’s determination of the issuer under the Diversification Requirement with respect to such derivatives.
Performance
Performance information for the Fund is not included because the Fund did not have a full calendar year of performance prior to the date of this Prospectus. In the future, performance information for the Fund will be presented in this section. Updated performance information will be available on the Fund’s website at www.defianceetfs.com.
Portfolio Management

Adviser	Defiance ETFs, LLC (the “Adviser”)
Sub-Adviser	Vident Investment Advisory, LLC (“VIA” or the “Sub-Adviser”)
Portfolio Managers	Rafael Zayas, CFA, SVP, Head of Portfolio Management and Trading of VIA; Austin Wen, CFA, Portfolio Manager of VIA; and Ryan Dofflemeyer, Senior Portfolio Manager for VIA, are responsible for the day-to-day management of the Fund. Each has served as a portfolio manager of the Fund since its inception in July 2022.
Purchase and Sale of Shares
Shares are listed on the Exchange, and individual Shares may only be bought and sold in the secondary market through brokers at market prices, rather than NAV. Because Shares trade at market prices rather than NAV, Shares may trade at a price greater than NAV (premium) or less than NAV (discount).
The Fund issues and redeems Shares at NAV only in large blocks known as “Creation Units,” which only APs (typically, broker-dealers) may purchase or redeem. The Fund generally issues and redeems Creation Units in exchange for a portfolio of securities and/or a designated amount of U.S. cash.
Investors may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase Shares (bid) and the lowest price a seller is willing to accept for Shares (ask) when buying or selling Shares in the secondary market (the “bid-ask spread”). Recent information about the Fund, including its NAV, market price, premiums and discounts, and bid-ask spreads is available on the Fund’s website at www.defianceetfs.com.
Tax Information
Fund distributions are generally taxable as ordinary income, qualified dividend income, or capital gains (or a combination), unless your investment is in an individual retirement account (“IRA”) or other tax-advantaged account. Distributions on investments made through tax-deferred arrangements may be taxed later upon withdrawal of assets from those accounts.
Financial Intermediary Compensation
If you purchase Shares through a broker-dealer or other financial intermediary (such as a bank) (an “Intermediary”), the Fund’s investment adviser, sub-adviser or their affiliates may pay Intermediaries for certain activities related to the Fund, including participation in activities that are designed to make Intermediaries more knowledgeable about exchange traded products, including the Fund, or for other activities, such as marketing, educational training or other initiatives related to the sale or promotion of Shares. These payments may create a conflict of interest by influencing the Intermediary and your salesperson to recommend the Fund over another investment. Any such arrangements do not result in increased Fund expenses. Ask your salesperson or visit the Intermediary’s website for more information.